UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2007

Commission file number 1-32169

ATLAS AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	51-0404430
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

Westpointe Corporate Center, 1550 Coraopolis Heights Rd, 2nd Fl, Moon Township, PA 15108
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (412-262-2830)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

On June 29, 2007, Atlas Energy Resources, LLC (“Atlas Energy”) completed the acquisition of DTE Gas & Oil Company (“DTE”) from DTE Energy Company and MCN Energy Enterprises. Atlas Energy Management, Inc. (“AEM”) is the managing member of Atlas Energy and owns 1,238,986 Class A units, or a 2% interest, through which it manages and effectively controls Atlas Energy. AEM is a wholly-owned subsidiary of Atlas America, Inc. (the “Company”). The following financial statements are attached hereto as Exhibits 5.2 and 5.3:

DTE Gas & Oil Company
•	Audited balance sheets as of December 31, 2006 and 2005, the related statements of operations, comprehensive income, equity and cash flows for the years ended December 31, 2006, 2005 and 2004.

•
Unaudited balance sheet as of March 31, 2007, related statements of operations, comprehensive income, and cash flows for the three months ended March 31, 2007 and 2006, and statement of equity for the three months ended March 31, 2007.

On July 27, 2007, Atlas Pipeline Partners, L.P. (“Atlas Pipeline”) completed the acquisition of control of the Chaney Dell natural gas gathering system and processing plants and a 72.8% undivided joint venture ownership interest in the MidKiff/Benedum natural gas gathering system and processing plants (the “Assets”) from subsidiaries of Anadarko Petroleum Corporation (collectively, “Anadarko”). Atlas Pipeline Holdings, L.P. (“Atlas Pipeline Holdings”) is the parent of Atlas Pipeline Partners GP, LLC, Atlas Pipeline’s general partner and owner of a 2.0% general partner interest, all of the incentive distribution rights, and approximately 5.5 million common units in Atlas Pipeline (combined with units held directly by Atlas Pipeline Holdings). Atlas America, Inc. (the “Company”) is the owner of Atlas Pipeline Holdings general partner and has a 64% ownership interest in Atlas Pipeline Holdings. The following financial statements are attached hereto as Exhibit 5.5, 5.6, 5.7 and 5.8:

Anadarko Chaney Dell System
•
Combined statements of assets acquired and liabilities assumed and the related revenues and direct operating expenses as of December 31, 2006 and for the years ended December 31, 2006, 2005 and 2004, and the related notes, together with independent auditors’ report thereon.

•	Unaudited combined statements of revenues and direct operating expenses for the six months ended June 30, 2007 and 2006.

Anadarko Midkiff/Benedum System
•
Combined statements of assets acquired and liabilities assumed and the related revenues and direct operating expenses as of December 31, 2006 and for the years ended December 31, 2006, 2005 and 2004, and the related notes, together with independent auditors’ report thereon.

•	Unaudited statements of revenues and direct operating expenses for the six months ended June 30, 2007 and 2006.

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of the Company as of June 30, 2007, and the related pro forma consolidated statements of income for the six months ended June 30, 2007 and the year ended December 31, 2006 and the related notes are attached to this report as Exhibit 5.9.

(c)	Exhibits
5.1	Consent of Grant Thornton LLP.

5.2	Audited statements of DTE Gas & Oil Company for the years ended December 31, 2006, 2005, and 2004.

5.3	Unaudited Financial Statements of DTE Gas & Oil Company for the three months ended March 31, 2007 and 2006.

5.4	Consent of KPMG LLP

5.5
Anadarko Chaney Dell System combined statements of assets acquired and liabilities assumed and the related revenues and direct operating expenses as of December 31, 2006 and for the years ended December 31, 2006, 2005 and 2004, and the related notes, together with independent auditors’ report thereon.

5.6	Anadarko Chaney Dell System combined statements of revenues and direct operating expenses for the six months ended June 30, 2007 and 2006.

5.7
Anadarko Midkiff/Benedum System combined statements of assets acquired and liabilities assumed and the related revenues and direct operating expenses as of December 31, 2006 and for the years ended December 31, 2006, 2005 and 2004, and the related notes, together with the independent auditors’ report thereon.

5.8	Anadarko Midkiff/Benedum System combined statements of revenues and direct operating expenses for the six months ended June 30, 2007 and 2006.

5.9	Unaudited pro forma consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas America, Inc.

November 8, 2007	By:	/s/ Matthew A. Jones
Matthew A. Jones
Chief Financial Officer